Exhibit 1.1

EXECUTION VERSION

SILVERBOW RESOURCES, INC.

2,200,000 Shares of Common Stock

($0.01 par value)

Underwriting Agreement

New York, New York

December 11, 2023

Citigroup Global Markets Inc.

Mizuho Securities USA LLC

            As Representatives of the several Underwriters,

c/o Citigroup Global Markets Inc.

388 Greenwich Street

New York, New York 10013

c/o Mizuho Securities USA LLC

1271 Avenue of the Americas

New York, New York 10020

Ladies and Gentlemen:

SVMF 71 LLC, a Delaware limited liability company (the “Selling Stockholder”), proposes to sell to the several underwriters named in Schedule III hereto (the “Underwriters”), for whom you (the “Representatives”) are acting as representatives, the number of shares of common stock, $0.01 par value (“Common Stock”) of SilverBow Resources, Inc., a Delaware corporation (the “Company”) set forth in Schedule II hereto (said shares to be sold by the Selling Stockholder being hereinafter called the “Underwritten Securities”). The Selling Stockholder also proposes to grant to the Underwriters an option to purchase up to the number of additional shares of Common Stock set forth in Schedule I (the “Option Securities;” the Option Securities, together with the Underwritten Securities, being hereinafter called the “Securities”). To the extent there are no additional Underwriters listed on Schedule III other than you, the term Representatives as used herein shall mean you, as Underwriters, and the terms Representatives and Underwriters shall mean either the singular or plural as the context requires.

As used in this underwriting agreement (this “Agreement”), the “Registration Statement” means the registration statement referred to in paragraph 1(a) hereof, including the exhibits, schedules and financial statements and any prospectus supplement relating to the Securities that is filed with the Securities and Exchange Commission (the “SEC”) pursuant to Rule 424(b) under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the “Securities Act”), and deemed part of such registration statement pursuant to Rule 430B under the Securities Act, as amended on each Effective Date (as defined below), and, in the event any post-effective amendment thereto or any registration statement and any amendments thereto filed pursuant to Rule 462(b) under the Securities Act (a “Rule 462(b) Registration Statement”) becomes effective prior to the Closing Date (as defined in Section 3 hereof), shall also mean such registration statement as so amended or such Rule 462(b) Registration Statement, as the case may be; the “Effective Date” means each date and time that the Registration Statement, any post-effective amendment or amendments thereto or any Rule 462(b) Registration Statement became or becomes effective; the “Base Prospectus” means the base prospectus referred to in paragraph 1(a) hereof contained in the Registration Statement at the date and time that this Agreement is executed and delivered by the parties hereto (the “Execution Time”); the “Preliminary Prospectus” means any preliminary prospectus supplement to the Base Prospectus referred to in paragraph 1(a) hereof which is used in connection with the offering of Securities prior to the filing of the Final Prospectus, together with the Base Prospectus; and the “Final Prospectus” means the prospectus supplement relating to the Securities that is first filed pursuant to Rule 424(b) under the Securities Act (“Rule 424(b)”) after the Execution Time, together with the Base Prospectus. “Applicable Time” means 7:00 p.m. (New York City time) on the date of this Agreement, which the Representatives have informed the Company and the Selling Stockholder is a time prior to the time of the first sale of the Securities.

Any reference herein to the Registration Statement, the Base Prospectus, any Preliminary Prospectus or the Final Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the “Exchange Act”) on or before the Effective Date of the Registration Statement or the issue date of the Base Prospectus, any Preliminary Prospectus or the Final Prospectus, as the case may be; and any reference herein to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement, the Base Prospectus, any Preliminary Prospectus or the Final Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date of the Registration Statement or the issue date of the Base Prospectus, any Preliminary Prospectus or the Final Prospectus, as the case may be, deemed to be incorporated therein by reference.

As used in this Agreement, the “Disclosure Package” shall mean (i) the Base Prospectus, (ii) the Preliminary Prospectus used most recently prior to the Applicable Time, (iii) any issuer free writing prospectus, as defined in Rule 433 under the Securities Act (an “Issuer Free Writing Prospectus”), identified in Schedule IV hereto and (iv) any other free writing prospectus, as defined in Rule 405 under the Securities Act (a “Free Writing Prospectus”), that the parties hereto shall hereafter expressly agree in writing to treat as part of the Disclosure Package.

1. Representations and Warranties.

(i) The Company represents and warrants to, and agrees with, each Underwriter as set forth below in this Section 1.

(a) The Company meets the requirements for use of Form S-3 under the Securities Act and has prepared and filed with the SEC a registration statement (the file number of which is set forth in Schedule I hereto) on Form S-3, including the related Base Prospectus, for the registration of the offering and sale of the Securities under the Securities Act. Such Registration Statement, including any amendments thereto filed prior to the Execution Time, has become effective. The Company will file with the SEC, as part of an amendment to the Registration Statement or pursuant to Rule 424(b), a preliminary prospectus supplement relating to the Securities, each of which will be furnished to you. The Company will file with the SEC a final prospectus supplement relating to the Securities in accordance with Rule 424(b) after the Execution Time. As filed, such preliminary prospectus supplement and final prospectus supplement shall contain all information required by the Securities Act and the rules thereunder and, except to the extent the Representatives shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the Base Prospectus and any Preliminary Prospectus in case of such final prospectus supplement) as the Company has advised you, prior to the Execution Time, will be included or made therein. The Registration Statement, at the Execution Time and the Applicable Time, meets and will meet the requirements set forth in Rule 415(a)(1)(x) under the Securities Act. The initial Effective Date of the Registration Statement was not earlier than the date three years before the Applicable Time.

(b) On each Effective Date, the Registration Statement did, and when the Final Prospectus is first filed in accordance with Rule 424(b) and on the Closing Date (as defined herein) and on any date on which Option Securities are purchased, if such date is not the Closing Date (a “settlement date”), the Final Prospectus (and any supplement thereto) will, comply in all material respects with the applicable requirements of the Securities Act and the Exchange Act and the respective rules and regulations thereunder; on each Effective Date, at the Execution Time, at the Applicable Time and on the Closing Date, the Registration Statement did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading in the light of the circumstances under which they were made; and on the date of any filing pursuant to Rule 424(b) and on the Closing Date and any settlement date, the Final Prospectus (together with any supplement thereto) will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to the information contained in or omitted from the Registration Statement or the Final Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representatives specifically for inclusion in the Registration Statement or the Final Prospectus (or any supplement thereto), it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 8 hereof.

(c) (i) The Disclosure Package and the number of Underwritten Securities and the number of Option Securities to be included on the cover page of the Final Prospectus and the price paid by the prospective purchasers for the Securities, when taken together as a whole, (ii) each electronic road show, when taken together as a whole with the Disclosure Package and the number of Underwritten Securities and the number of Option Securities to be included on the cover page of the Final Prospectus and the price paid by the prospective purchasers for the Securities, and (iii) any individual Written Testing-the-Waters Communication, when taken together as a whole with the Disclosure Package and the number of Underwritten Securities and the number of Option Securities to be included on the cover page of the Final Prospectus and the price paid by the prospective purchasers for the Securities, do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from the Disclosure Package based upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by or on behalf of any Underwriter consists of the information described as such in Section 8 hereof. “Testing-the-Waters Communication” as used herein means any oral or written communication by the Company or by any person authorized to act on its behalf, with potential investors undertaken in reliance on Section 5(d) of the Securities Act. “Written Testing-the-Waters Communication” means any Testing-the-Waters Communication that is a written communication within the meaning of Rule 405.

(d) (i) At the earliest time after the filing of the Registration Statement that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2)) under the Securities Act and (ii) as of the Execution Time (with such date being used as the determination date for purposes of this clause (ii)), the Company was not and is not an Ineligible Issuer (as defined in Rule 405), without taking account of any determination by the SEC pursuant to Rule 405 that it is not necessary that the Company be considered an Ineligible Issuer.

(e) Each Issuer Free Writing Prospectus does not include any information that conflicts with the information contained in the Registration Statement, including any document incorporated by reference therein and any prospectus supplement deemed to be a part thereof that has not been superseded or modified. The foregoing sentence does not apply to statements in or omissions from any Issuer Free Writing Prospectus based upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by or on behalf of any Underwriter consists of the information described as such in Section 8 hereof.

(f) The Company (i) has not alone engaged in any Testing-the-Waters Communication other than Testing-the-Waters Communications with the consent of the Representatives with entities that are or are reasonably believed to be qualified institutional buyers within the meaning of Rule 144A under the Securities Act or institutions that are or are reasonably believed to be accredited investors within the meaning of Rule 501 under the Securities Act and (ii) has not authorized anyone other than the Representatives to engage in Testing-the-Waters Communications. The Company reconfirms that the Representatives have been authorized to act on its behalf in undertaking Testing-the-Waters Communications. The Company has not distributed any Written Testing-the-Waters Communications other than those listed on Schedule V hereto.

(g) The interactive data in the eXtensible Business Reporting Language (“XBRL”) included as an exhibit to the Registration Statement or incorporated by reference into the Disclosure Package and the Final Prospectus fairly presents the information called for in all material respects and has been prepared in accordance with the SEC’s rules and guidelines applicable thereto.

(h) Each of the Company and SilverBow Resources Operating, LLC (the “Subsidiary”) has been duly incorporated or organized, as applicable, and is validly existing as a corporation or limited liability company, as applicable, in good standing under the laws of the jurisdiction in which it is incorporated or organized with full corporate or limited liability power and authority, as applicable, to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Disclosure Package and the Final Prospectus, and is duly qualified to do business as a foreign corporation or limited liability company, as applicable, and is in good standing under the laws of each jurisdiction which requires such qualification.

(i) All the outstanding membership interests of the Subsidiary have been duly and validly authorized and issued and are fully paid and non-assessable, and, except as otherwise set forth in the Disclosure Package and the Final Prospectus, all outstanding membership interests of the Subsidiary are owned by the Company directly free and clear of any perfected security interest or any other security interests, claims, liens or encumbrances, except as provided under the Company’s senior secured revolving credit facility and second lien notes. None of the outstanding membership interests of the Subsidiary was issued in violation of the preemptive or similar rights of any holder of securities of the Subsidiary. The Subsidiary is not prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on the Subsidiary’s equity interests, from repaying to the Company, as applicable, any loans or advances to the Subsidiary from the Company, as applicable, or from transferring any of the Subsidiary’s property or assets to the Company, as applicable.

(j) There is no contract or other document of a character required to be described in the Registration Statement or Final Prospectus, or to be filed as an exhibit thereto, which is not described or filed as required (and the Preliminary Prospectus contains in all material respects the same description of the foregoing matters contained in the Final Prospectus).

(k) The statements in the Preliminary Prospectus and the Final Prospectus under the heading “Description of Capital Stock” insofar as such statements summarize the terms of the Securities, and under the heading “U.S. Federal Income Tax Considerations for Non-U.S. Holders” insofar as such statements summarize legal matters, statutes, rules, regulations, agreements, documents or proceedings discussed therein, are accurate and fair summaries of such legal matters, statutes, rules, regulations, agreements, documents or proceedings.

(l) This Agreement has been duly authorized, executed and delivered by the Company.

(m) The Company is not an “investment company” as defined in the Investment Company Act of 1940, as amended.

(n) No consent, approval, authorization, license, registration, qualification, decree of, filing with or order of any court or governmental agency or body is required in connection with the transactions contemplated herein, except such as have been obtained under the Securities Act, the rules of the New York Stock Exchange, the rules of Financial Industry Regulatory Authority, Inc. (“FINRA”) and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters in the manner contemplated herein and in the Disclosure Package and the Final Prospectus.

(o) Neither the consummation of the transactions herein contemplated nor the fulfillment of the terms hereof will conflict with, result in a breach or violation of, or imposition of any lien, charge or encumbrance upon any property or assets of the Company or the Subsidiary pursuant to, (i) the charter, by-laws, or limited liability company agreement, as applicable, of the Company or the Subsidiary, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which the Company or the Subsidiary is a party or bound or to which its or their property or assets is subject, or (iii) any statute, law, rule, regulation, judgment, order or decree applicable to the Company or the Subsidiary of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or the Subsidiary or any of its or their properties, assets or operations.

(p) No holders of securities of the Company have rights to the registration of such securities under the Registration Statement, except for such rights described in the Registration Statement with respect to the Selling Stockholder.

(q) The consolidated historical financial statements of the Company and the Subsidiary included or incorporated by reference in the Preliminary Prospectus, the Final Prospectus and the Registration Statement present fairly, in all material respects, the financial condition, results of operations and cash flows of the Company and the Subsidiary as of the dates and for the periods indicated, comply as to form in all material respects with the applicable accounting requirements of the Securities Act and have been prepared in conformity with generally accepted accounting principles in the United States (“GAAP”) applied on a consistent basis throughout the periods involved (except as otherwise noted therein). To the knowledge of the Company, the consolidated historical financial statements of Sundance Energy Inc. (“Sundance”) and its consolidated subsidiaries included or incorporated by reference in the Preliminary Prospectus, the Final Prospectus and the Registration Statement present fairly, in all material respects, the financial condition, results of operations and cash flows of Sundance as of the dates and for the periods indicated, comply as to form with the applicable accounting requirements of the Securities Act and have been prepared in conformity with GAAP applied on a consistent basis throughout the periods involved (except as otherwise noted therein). To the knowledge of the Company, the statements of revenues and direct operating expenses of the oil and gas assets of Chesapeake Exploration, L.L.C., Chesapeake Operating, L.L.C., Chesapeake Energy Marketing, L.L.C. and Chesapeake Royalty, L.L.C. in South Texas (the “South Texas Rich Properties”) included or incorporated by reference in the Preliminary Prospectus, the Final Prospectus and the Registration Statement present fairly, in all material respects, the revenues and direct operating expenses of the South Texas Rich Properties as of the dates and for the periods indicated, comply as to form with the applicable accounting requirements of the Securities Act and have been prepared in conformity with GAAP applied on a consistent basis throughout the periods involved (except as otherwise noted therein). The pro forma financial statements included or incorporated by reference in the Preliminary Prospectus, the Final Prospectus and the Registration Statement include assumptions that provide a reasonable basis for presenting the significant effects directly attributable to the transactions and events described therein, the related pro forma adjustments give appropriate effect to those assumptions, and the pro forma adjustments reflect the proper application of those adjustments to the historical financial statement amounts in the pro forma financial statements included or incorporated by reference in the Preliminary Prospectus, the Final Prospectus and the Registration Statement. The pro forma financial statements included or incorporated by reference in the Preliminary Prospectus, the Final Prospectus and the Registration Statement comply as to form in all material respects with the applicable accounting requirements of Regulation S-X under the Securities Act.

(r) No action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or the Subsidiary or their respective property is pending or, to the best knowledge of the Company, threatened that (i) could reasonably be expected to have a material adverse effect on the performance of this Agreement or the consummation of any of the transactions contemplated hereby or (ii) could reasonably be expected to have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and the Subsidiary, taken as a whole, whether or not arising from transactions in the ordinary course of business (a “Material Adverse Effect”), except as set forth in or contemplated in the Disclosure Package and the Final Prospectus (exclusive of any amendment or supplement thereto).

(s) Except as disclosed in the Registration Statement, the Final Prospectus and the Disclosure Package, the Company and the Subsidiary have (i) defensible title to all their interests in the oil and gas properties described in the Registration Statement, the Final Prospectus and the Disclosure Package as being owned or leased by them, title investigations having been carried out by the Company in accordance with customary practice in the oil and gas industry, and (ii) good and marketable title to all other real property and all personal property described in the Registration Statement, the Final Prospectus and the Disclosure Package as being owned by them, in each case free and clear of all liens, encumbrances, claims, security interests, pledges, charges, mortgages, restrictions and defects, except (A) such as would not have a Material Adverse Effect, security interests securing loans under the Company’s senior secured revolving credit facility and second lien notes, (B) royalties, overriding royalties and other similar burdens under oil and gas leases, (C) easements, restrictions and rights-of-way and other matters that commonly affect oil and gas properties and (D) liens and encumbrances under gas sales contracts, geophysical exploration agreements, operating agreements, farm-out agreements, participation agreements, unitization, pooling and commutation agreements, declarations and orders and gas sales contracts, securing payment of amounts not yet due and payable and of a scope and nature customary in the oil and gas industry. All property held under lease, license or otherwise used by the Company and the Subsidiary is held by them under valid, existing and enforceable leases, licensing or use, free and clear of all liens, encumbrances, claims, security interests, pledges, charges, mortgages, restrictions and defects, except such as would not have a Material Adverse Effect. No real property owned, leased, licensed, or used by the Company or the Subsidiary lies in an area which is or, to the knowledge of the Company, will be subject to restrictions that would prohibit, and no statements of facts relating to the actions or inaction of another person or entity or his or its ownership, leasing, licensing, or use of any real or personal property exists or will exist which would prevent the continued effective ownership, leasing, licensing, exploration, development or production or use of such real property in the business of the Company or its Subsidiary as presently conducted or as the Registration Statement, the Disclosure Package or the Final Prospectus indicates they contemplate conducting, except as may be described in the Registration Statement, the Disclosure Package or the Final Prospectus or such as in the aggregate do not now cause and will not in the future cause a Material Adverse Effect.

(t) Neither the Company nor the Subsidiary is in violation or default of (i) any provision of its charter, bylaws, or limited liability company agreement, as applicable, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which it is a party or bound or to which its property is subject, or (iii) any statute, law, rule, regulation, judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or the Subsidiary or any of its properties, as applicable, except in the case of clauses (ii) and (iii) for any such violation or default as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(u) BDO USA, LLP, who have certified certain financial statements of the Company and the Subsidiary and delivered their report with respect to the audited consolidated financial statements and schedules included or incorporated by reference in the Disclosure Package and the Final Prospectus, are independent public accountants with respect to the Company within the meaning of the Securities Act, the applicable published rules and regulations thereunder and the Public Company Accounting Oversight Board (“PCAOB”).

(v) To the knowledge of the Company, Deloitte & Touche LLP, who have certified certain financial statements of Sundance and its consolidated subsidiaries and delivered their report with respect to the audited consolidated financial statements and schedules included or incorporated by reference in the Disclosure Package and the Final Prospectus, were independent public accountants with respect to Sundance within the meaning of the Securities Act, the applicable published rules and regulations thereunder and the PCAOB for the periods set forth in the Registration Statement, the Disclosure Package and the Final Prospectus.

(w) To the knowledge of the Company, Moss Adams LLP, who have certified certain financial statements of Sundance and its consolidated subsidiaries and delivered their report with respect to the audited consolidated financial statements and schedules included or incorporated by reference in the Disclosure Package and the Final Prospectus, were independent public accountants with respect to Sundance within the meaning of the Securities Act, the applicable published rules and regulations thereunder and the PCAOB for the periods set forth in the Registration Statement, the Disclosure Package and the Final Prospectus.

(x) To the knowledge of the Company, PricewaterhouseCoopers LLP, who have certified certain statements of revenues and direct operating expenses of the South Texas Rich Properties and delivered their report with respect to the audited statements of revenues and direct operating expenses included or incorporated by reference in the Disclosure Package and the Final Prospectus, are independent public accountants with respect to the South Texas Rich Properties within the meaning of the Securities Act, the applicable published rules and regulations thereunder and the PCAOB.

(y) There are no transfer taxes or other similar fees or charges under Federal law or the laws of any state, or any political subdivision thereof, required to be paid in connection with the execution and delivery of this Agreement.

(z) The Company and the Subsidiary have filed all income and other material tax returns that are required to be filed or has requested extensions thereof (except in any case in which the failure to so file would not, individually or in the aggregate, have a Material Adverse Effect or as set forth in or contemplated in the Disclosure Package and the Final Prospectus (exclusive of any amendment or supplement thereto)) and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith and as to which adequate reserves have been provided in accordance with GAAP or as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, and except as set forth in or contemplated in the Disclosure Package and the Final Prospectus (exclusive of any amendment or supplement thereto). The United States federal income tax returns of the Company and the Subsidiary through the fiscal year ended December 31, 2022, have been settled and no assessment in connection therewith has been made against the Company or the Subsidiary, except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(aa) No labor problem or dispute with the employees of the Company or the Subsidiary exists or is, to the knowledge of the Company, threatened or imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or the Subsidiary’s principal suppliers, contractors or customers, that would reasonably be expected to have, individually or in the aggregate, have a Material Adverse Effect, except as set forth in or contemplated in the Disclosure Package and the Final Prospectus (exclusive of any amendment or supplement thereto).

(bb) The Company and the Subsidiary are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as the Company believes are prudent and customary in the businesses in which they are engaged; all policies of insurance insuring the Company or the Subsidiary or their respective businesses, assets, employees, officers and directors are in full force and effect; the Company and the Subsidiary are in compliance with the terms of such policies and instruments in all material respects; and there are no claims by the Company or the Subsidiary under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause; neither the Company nor the Subsidiary has been refused any insurance coverage sought or applied for; and neither the Company nor the Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not reasonably be expected have, individually or in the aggregate, a Material Adverse Effect, except as set forth in or contemplated in the Disclosure Package and the Final Prospectus (exclusive of any amendment or supplement thereto).

(cc) The Company and the Subsidiary possess, or qualify for an exemption from any applicable requirement to obtain, all licenses, certificates, permits and other authorizations issued by all applicable authorities necessary to conduct their respective businesses. The Company and the Subsidiary are in compliance with the terms and conditions of all such licenses, certificates, permits and other authorizations, which are all valid and in full force and effect. Neither the Company nor the Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to have a Material Adverse Effect, except as set forth in or contemplated in the Disclosure Package and the Final Prospectus (exclusive of any amendment or supplement thereto).

(dd) The Company and the Subsidiary, on a consolidated basis, maintain a system internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences; and (v) the interactive data in XBRL included or incorporated by reference in the Registration Statement, the Preliminary Prospectus and the Final Prospectus is in compliance with the SEC’s published rules, regulations and guidelines applicable thereto. The Company and the Subsidiary’s internal controls over financial reporting are effective and the Company and the Subsidiary are not aware of any material weakness in their internal controls over financial reporting.

(ee) The Company and the Subsidiary maintain “disclosure controls and procedures” (as such term is defined in Rule 13a-15(e) under the Exchange Act); such disclosure controls and procedures are effective.

(ff) The Company has not taken (without giving effect to the activities of the Underwriters), directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

(gg) The Company and the Subsidiary (i) are and for the past three (3) years have been in compliance with any and all applicable foreign, federal, state and local laws, regulations, ordinances, codes and rules of common law, and any judicial or administrative interpretation thereof, including any judicial or administrative order, consent decree or judgment relating to pollution, human health or safety (to the extent relating to exposure to Hazardous Materials (as defined below)), the protection, cleanup or restoration of the environment (including ambient air, groundwater, surface water, drinking water supply, land, subsurface strata and natural resources) or wildlife, or greenhouse gasses and climate change, including those relating to the distribution, use, manufacture, processing, generation, treatment, storage, disposal, transportation, handling, discharge, emission or release or threatened release of, or exposure to, Hazardous Materials (“Environmental Laws”), (ii) have timely applied for or have received and, to the extent received, are and for the past three (3) years (or since their receipts for permits that have been received within the past three (3) years) have been in compliance with all permits, licenses, authorizations, registrations or other approvals required of them under applicable Environmental Laws to conduct their respective businesses, (iii) have not received written notice of any administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, investigations, litigation or proceedings against or targeting any of them that relate to any non-compliance with, violation of or liability under any Environmental Law or that otherwise relate to any Hazardous Materials, and (iv) to the knowledge of the Company, there are no events or circumstances that would reasonably be expected to form the basis of an order to or demand of any of them for clean-up or remediation of any release of Hazardous Materials, or result in an action, suit, demand, demand letter, claim, lien, investigation, litigation or proceeding against or targeting any of them, by any private party or governmental authority, relating to Hazardous Materials or any Environmental Laws, except where such non-compliance with Environmental Laws, failure to receive or non-compliance with required permits, licenses, authorizations, registrations or other approvals, notice, or event or circumstance would not, individually or in the aggregate, have a Material Adverse Effect, except as set forth in or contemplated in the Disclosure Package and the Final Prospectus (exclusive of any amendment or supplement thereto). Except as set forth in the Disclosure Package and the Final Prospectus, neither the Company nor the Subsidiary has been named as a “potentially responsible party” under the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, or any analogous state or foreign statute. As used herein, “Hazardous Materials” means any material, substance or waste (including, without limitation, pollutants, contaminants, hazardous or toxic materials, substances or wastes) that is regulated by or may give rise to liability under any Environmental Law, including radioactive substances, petroleum, petroleum products, asbestos-containing materials, polychlorinated biphenyls, per-and polyfluoroalkyl substances or toxic mold.

(hh) In the ordinary course of its business, the Company periodically reviews the effect of Environmental Laws on the business, operations and properties of the Company and the Subsidiary, in the course of which it identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws, or any permit, license, authorization, registration or approval, any related constraints on operating activities and any potential liabilities to third parties). On the basis of such review, the Company has reasonably concluded that such associated costs and liabilities would not, singly or in the aggregate, have a Material Adverse Effect, except as set forth in or contemplated in the Disclosure Package and the Final Prospectus (exclusive of any amendment or supplement thereto).

(ii) None of the following events has occurred or exists: (i) a failure to fulfill the obligations, if any, under the minimum funding standards of Section 302 of the United States Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and the regulations and published interpretations thereunder with respect to a Plan, determined without regard to any waiver of such obligations or extension of any amortization period, which such failure would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; (ii) an audit or investigation by the Internal Revenue Service, the U.S. Department of Labor, the Pension Benefit Guaranty Corporation or any other federal or state governmental agency or any foreign regulatory agency with respect to the employment or compensation of employees by any of the Company or the Subsidiary that would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; or (iii) any breach of any contractual obligation, or any violation of law or applicable qualification standards, with respect to the employment or compensation of employees by the Company or the Subsidiary that would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. None of the following events has occurred or is reasonably likely to occur: (i) a material increase in the aggregate amount of contributions required to be made to all Plans in the current fiscal year of the Company and the Subsidiary compared to the amount of such contributions made in the most recently completed fiscal year of the Company and the Subsidiary; (ii) a material increase in the “accumulated post-retirement benefit obligations” (within the meaning of Statement of Financial Accounting Standards 106) of the Company and the Subsidiary compared to the amount of such obligations in the most recently completed fiscal year of the Company and the Subsidiary; (iii) any event or condition giving rise to a liability under Title IV of ERISA that would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; or (iv) the filing of a claim by one or more employees or former employees of the Company or the Subsidiary related to their employment that would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. For purposes of this paragraph, the term “Plan” means a plan (within the meaning of Section 3(3) of ERISA) subject to Title IV of ERISA with respect to which the Company or the Subsidiary may have any liability.

(jj) There is and has been no failure on the part of the Company and any of the Company’s directors or officers, in their capacities as such, to comply with any provision of the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations promulgated in connection thereunder (the “Sarbanes-Oxley Act”), including Section 402 relating to loans and Sections 302 and 906 relating to certifications, that are then in effect and with which the Company is required to comply as of the Effective Date.

(kk) Neither the Company nor the Subsidiary nor, to the knowledge of the Company, any director, officer, agent, employee, affiliate or other person acting on behalf of the Company or the Subsidiary is aware of or has taken any action, directly or indirectly, that could result in a violation or a sanction for violation by such persons of the Foreign Corrupt Practices Act of 1977 or the U.K. Bribery Act 2010, each as may be amended, or similar law of any other relevant jurisdiction, or the rules or regulations thereunder; and the Company and the Subsidiary have instituted and maintain policies and procedures to ensure compliance therewith.

(ll) The operations of the Company and the Subsidiary are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements and the money laundering statutes and the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or the Subsidiary with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company, threatened.

(mm) Neither the Company nor the Subsidiary nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or the Subsidiary, is a person that is, or is 50% or more owned or otherwise controlled by a person that is: (i) the subject of any Sanctions; or (ii) located, organized or resident in a country or territory that is, or whose government is, the subject of Sanctions that broadly prohibit dealings with that country or territory (including, but not limited to the so-called Donetsk People’s Republic or so-called Luhansk People’s Republic, Crimea region, the non-government controlled areas of the Zaporizhzhia and Kherson Regions, Cuba, Iran, North Korea, Russia, Sudan, and Syria) (collectively, “Sanctioned Countries,” and each, a “Sanctioned Country”).

(nn) Neither the Company nor the Subsidiary nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or the Subsidiary (i) is, or is controlled or 50% or more owned in the aggregate by or is acting on behalf of, one or more individuals or entities that are currently the subject of any sanctions administered or enforced by the United States (including any administered or enforced by the Office of Foreign Assets Control of the U.S. Department of the Treasury, the U.S. Department of State or the Bureau of Industry and Security of the U.S. Department of Commerce), the United Nations Security Council, the European Union, a member state of the European Union (including sanctions administered or enforced by His Majesty’s Treasury of the United Kingdom) or other relevant sanctions authority (collectively, “Sanctions” and such persons, “Sanctioned Persons” and each such person, a “Sanctioned Person”) or (ii) is located, organized or resident in a country or territory that is, or whose government is, the subject of Sanctions that broadly prohibit dealings with any Sanctioned Country.

(oo) Neither the Company nor the Subsidiary has engaged in any dealings or transactions with or for the benefit of a Sanctioned Person, or with or in a Sanctioned Country, in the preceding three years, nor does the Company or the Subsidiary have any plans to engage in dealings or transactions with or for the benefit of a Sanctioned Person, or with or in a Sanctioned Country.

(pp) The Subsidiary is the only subsidiary of the Company.

(qq) The Company and the Subsidiary own, possess, license or have other rights to use, on reasonable terms, all patents, patent applications, trade and service marks, trade and service mark registrations, trade names, copyrights, licenses, inventions, trade secrets, technology, know-how and other intellectual property (collectively, the “Intellectual Property”) necessary for the conduct of the Company’s business as now conducted or as proposed in the Disclosure Package and the Final Prospectus to be conducted, except where the failure to own, possess or acquire such Intellectual Property would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Except as set forth in the Disclosure Package and the Final Prospectus, (a) to the Company’s best knowledge, there are no material rights of third parties to any such Intellectual Property; (b) to the Company’s best knowledge, there is no material infringement by third parties of any such Intellectual Property; (c) there is no pending or, to the Company’s best knowledge, threatened action, suit, proceeding or claim by others challenging the Company’s rights in or to any such Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such claim; and (d) to the Company’s best knowledge, there is no pending or threatened action, suit, proceeding or claim by others challenging the validity or scope of any such Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such claim; (e) there is no pending or, to the Company’s best knowledge, threatened action, suit, proceeding or claim by others that the Company infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of others, and the Company is unaware of any other fact which would form a reasonable basis for any such claim; (f) to the Company’s knowledge, there is no U.S. patent or published U.S. patent application which contains claims that dominate or may dominate any Intellectual Property described in the Disclosure Package and the Final Prospectus as being owned by or licensed to the Company or that interferes with the issued or pending claims of any such Intellectual Property; and (g) there is no prior art of which the Company is aware that may render any material U.S. patent held by the Company invalid or any U.S. patent application held by the Company un-patentable which has not been disclosed to the U.S. Patent and Trademark Office.

(rr) (A) To the knowledge of the Company, there has been no material security breach or incident, unauthorized access or disclosure, or other compromise of or relating to the Company’s or the Subsidiary’s information technology and computer systems, networks, hardware, software, data and databases (including the data and information of patients, customers, employees, suppliers, vendors and any third party data maintained, processed or stored by the Company or the Subsidiary, and any such data processed or stored by third parties on behalf of the Company or the Subsidiary), equipment or technology (collectively, “IT Systems and Data”); (B) neither the Company nor the Subsidiary have been notified of, and each of them have no any knowledge of any event or condition that would result in, any material security breach or incident, unauthorized access or disclosure of or other compromise to their IT Systems and Data and, to the knowledge of the Company, no person has claimed or threatened to claim compensation from the Company or the Subsidiary for breaches of IT Systems and Data; and (C) the Company and the Subsidiary have implemented appropriate controls, policies, procedures, and technological safeguards to maintain and protect the integrity, continuous operation, redundancy, disaster recovery and security of their IT Systems and Data reasonably consistent with industry standards and practices, or as required by applicable laws, rules and regulations in all material respects. The IT Systems and Data are adequate and operational, in accordance with their documentation and functional specifications, in all material respects for the business of the Company and the Subsidiary as now operated as described in the Registration Statement, the Disclosure Package and the Final Prospectus. The Company and Subsidiary do not own any material proprietary software. The Company and the Subsidiary have taken reasonable steps necessary to protect, and are presently in material compliance with, all applicable laws, rules and regulations or statutes and all judgments, orders, rules and regulations of any governmental authority, internal policies and contractual obligations relating to, the privacy and security of IT Systems and Data, including the collection, use, transfer, processing, disposal, disclosure, handling, storage and analysis of personally identifiable information, consumer information and other confidential information of the Company, the Subsidiary and any third parties in their possession (“Sensitive Company Data”), and to the protection of such IT Systems and Data and Sensitive Company Data from unauthorized use, access, misappropriation or modification. Neither the Company nor the Subsidiary have received any notice, claim, complaint, demand or letter in respect of their businesses under applicable laws, rules, regulations, contractual and fiduciary obligations, privacy policies and industry standards regarding misuse, loss, unauthorized destruction or unauthorized disclosure of any Sensitive Company Data. To the knowledge of the Company, there has been no unauthorized or illegal use of or access to any Sensitive Company Data by any third party. The Company and the Subsidiary have not been required by any governmental entity or otherwise under applicable law or by any contractual obligation to notify any individual or data protection authority of any information security breach, compromise or incident involving Sensitive Company Data and are not the subject of any inquiry or investigation by any governmental authority or data protection authority regarding any of the foregoing.

(ss) H.J. Gruy and Associates, Inc., who has prepared certain reserve information of the Company and the Subsidiary, has represented to the Company that they are, and to the knowledge of the Company are, independent petroleum engineers in accordance with guidelines established by the SEC.

(tt) The oil and gas reserve estimates of the Company included or incorporated by reference in the Registration Statement, the Disclosure Package and the Final Prospectus are derived from reports that have been prepared by H.J. Gruy and Associates, Inc., as set forth and to the extent indicated therein, and have been prepared in accordance with SEC guidelines in all material respects, and the Company has no reason to believe that such estimates do not fairly reflect, in all material respects, the oil and gas reserves of the Company and the Subsidiary as of the dates indicated therein. The Company has no reason to believe that the estimates of reserves included the Disclosure Package and the Final Prospectus with respect to the South Texas Rich Properties do not fairly reflect, in all material respects, the oil and gas reserves of the South Texas Rich Properties as of the dates indicated therein. Other than production of the reserves in the ordinary course of business, intervening commodity price fluctuations, fluctuations in demand for such products, adverse weather conditions, unavailability or increased costs of rigs, services, supplies or personnel, the timing of third party operations and other facts, in each case in the ordinary course of business, and as described in the Registration Statement, the Disclosure Package and the Final Prospectus, the Company is not aware of any facts or circumstances that would cause a Material Adverse Effect in the reserves or the present value of future net cash flows therefrom as described in the Registration Statement, the Disclosure Package and the Prospectus.

Any certificate signed by any officer of the Company and delivered to the Representatives or counsel for the Underwriters in connection with the offering of the Securities shall be deemed a representation and warranty by the Company, as to matters covered thereby, to each Underwriter.

(ii) The Selling Stockholder represents and warrants to, and agrees with, each Underwriter that:

(a) The Selling Stockholder is the beneficial owner of the Securities to be sold by it hereunder free and clear of all liens, encumbrances, equities and claims and has duly endorsed such Securities, and has full power and authority to sell its interest in the Securities, and, assuming that each Underwriter does not have notice of any adverse claim (within the meaning of Section 8-105 of the New York Uniform Commercial Code (“UCC”)) to such Securities, each Underwriter that has made payment therefor as provided herein, and that has had such Securities credited to the securities account or accounts of such Underwriter maintained with The Depository Trust Company or other securities intermediary will have acquired a valid security entitlement (within the meaning of Section 8-102(a)(17) of the UCC) with respect to such Securities purchased by such Underwriter, and no action based on an adverse claim (within the meaning of Section 8-105 of the UCC) to the Securities may be asserted against such Underwriter with respect to such Securities.

(b) The Selling Stockholder has not taken, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

(c) No consent, approval, authorization or order of any court or governmental agency or body is required for the consummation by the Selling Stockholder of the transactions contemplated herein, except such as may have been obtained under the Securities Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters and such other approvals as have been obtained.

(d) Neither the sale of the Securities being sold by the Selling Stockholder nor the consummation of any other of the transactions herein contemplated by the Selling Stockholder or the fulfillment of the terms hereof by the Selling Stockholder will conflict with, result in a breach or violation of, or constitute a default under any law or the governing documents of the Selling Stockholder or the terms of any indenture or other agreement or instrument to which the Selling Stockholder or any of its subsidiaries is a party or bound, or any judgment, order or decree applicable to the Selling Stockholder or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Selling Stockholder or any of its subsidiaries.

(e) The Selling Stockholder is not a “foreign person” within the meaning of Sections 1445 or 1446 of the Internal Revenue Code of 1986, as amended (the “Code”).

(f) The Selling Stockholder has no knowledge of any material fact, condition or information pertaining to the Company not disclosed in the Registration Statement, the Disclosure Package and the Final Prospectus, which is reasonably likely to materially adversely affect the current business of the Company or its subsidiaries or is reasonably likely to materially adversely affect the business of the Company or its subsidiaries in the future.

(g) In respect of any statements in or omissions from the Registration Statement, the Disclosure Package or the Prospectus or any amendment or supplement thereto used by the Company or any Underwriter, as the case may be, solely made in reliance upon and in conformity with information furnished in writing to the Company or to the Underwriters by the Selling Stockholder specifically for use in connection with the preparation thereof (the “Selling Stockholder Information”), the Selling Stockholder hereby makes the same representations and warranties to each Underwriter as the Company makes to such Underwriter under paragraphs (i)(b) and (i)(c) of this Section.

(h) The Selling Stockholder represents and warrants that it is not (1) an employee benefit plan subject to Title I of ERISA, (2) a plan or account subject to Section 4975 of the Code, or (3) an entity deemed to hold “plan assets” of any such plan or account under Section 3(42) of ERISA, 29 C.F.R. 2510.3-101, or otherwise.

(i) None of the Selling Stockholder or any of its subsidiaries, or, to the knowledge of the Selling Stockholder, any director, officer, employee, agent, representative, or affiliate thereof, is a person that is, or is owned or controlled by one or more persons that are:

(1) a Sanctioned Person, or

(2) located, organized, or resident in a Sanctioned Country.

(j) The Selling Stockholder will not, directly or indirectly, use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other individual or entity:

(1) to fund or facilitate any activities or business of or with any Sanctioned Person or with a Sanctioned Country,

(2) in any other manner that will result in a violation of Sanctions by any individual or entity (including any individual or entity participating in this offering, whether as underwriter, advisor, investor or otherwise), or

(3) in violation of the Foreign Corrupt Practices Act of 1977 or the U.K. Bribery Act 2010, each as may be amended, or similar law of any other relevant jurisdiction, or the rules or regulations thereunder.

(k) The Selling Stockholder has not knowingly engaged in and is not now knowingly engaged in any dealings or transactions on behalf of itself, any of its affiliates or the Company with any Sanctioned Person, or with a Sanctioned Country.

(l) (a) None of the Selling Stockholder or any of its subsidiaries, or, to the knowledge of the Selling Stockholder, any director, officer, employee, agent, representative, or affiliate thereof has taken or will take any action in furtherance of an offer, payment, promise to pay, or authorization or approval of the payment, giving or receipt of money, property, gifts or anything else of value, directly or indirectly, to any government official in order to influence official action, or to any person in violation of any applicable anti-corruption laws; (b) the Selling Stockholder and each of its subsidiaries have conducted their businesses in compliance with applicable anti-corruption laws; and (c) neither the Selling Stockholder nor any of its subsidiaries will use, directly or indirectly, the proceeds of the offering in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any person in violation of any applicable anti-corruption laws.

(m) The operations of the Selling Stockholder and each of its subsidiaries are and have been conducted at all times in material compliance with all Money Laundering Laws, and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Selling Stockholder or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the best knowledge of the Selling Stockholder, threatened.

(n) This Agreement has been duly and validly authorized, executed and delivered by or on behalf of the Selling Stockholder.

(o) Neither the Selling Stockholder nor any of its affiliates directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with any member firm of FINRA or is a person associated with a member (within the meaning of the FINRA rules) of FINRA.

(p) The Selling Stockholder has not prepared or had prepared on its behalf or used or referred to, any “free writing prospectus” (as defined in Rule 405), and has not distributed any written materials in connection with the offer or sale of the Securities.

Any certificate signed by any officer of the Selling Stockholder and delivered to the Representatives or counsel for the Underwriters in connection with the offering of the Securities shall be deemed a representation and warranty by the Selling Stockholder, as to matters covered thereby, to each Underwriter.

2. Purchase and Sale.

(a) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Selling Stockholder agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Selling Stockholder, at the purchase price set forth in Schedule I hereto, the number of Underwritten Securities set forth opposite such Underwriter’s name in Schedule III hereto.

(b) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Selling Stockholder hereby grants an option to the several Underwriters to purchase, severally and not jointly, up to the number of Option Securities set forth in Schedule I hereto at the same purchase price per share as the Underwriters shall pay for the Underwritten Securities, less an amount per share equal to any dividends or distributions declared by the Company and payable on the Underwritten Securities but not payable on the Option Securities. Said option may be exercised in whole or in part at any time on or before the 30th day after the date of the Final Prospectus upon written or telegraphic notice by the Representatives to the Company and the Selling Stockholder setting forth the number of Option Securities as to which the several Underwriters are exercising the option and the settlement date. The number of Option Securities to be purchased by each Underwriter shall be the same percentage of the total number of Option Securities to be purchased by the several Underwriters as such Underwriter is purchasing of the Underwritten Securities, subject to such adjustments as you in your absolute discretion shall make to eliminate any fractional shares.

3. Delivery and Payment. Delivery of and payment for the Underwritten Securities and the Option Securities (if the option provided for in Section 2(b) hereof shall have been exercised on or before the second Business Day immediately preceding the Closing Date) shall be made on the date and at the time specified in Schedule I hereto or at such time on such later date not more than two Business Days after the foregoing date as the Representatives shall designate, which date and time may be postponed by agreement among the Representatives, the Company and the Selling Stockholder or as provided in Section 9 hereof (such date and time of delivery and payment for the Securities being herein called the “Closing Date”). As used herein, “Business Day” shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City. Delivery of the Securities shall be made to the Representatives for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representatives of the aggregate purchase price of the Securities being sold by the Selling Stockholder to or upon the order of the Selling Stockholder by wire transfer payable in same-day funds to the account specified by the Selling Stockholder. Delivery of the Underwritten Securities and the Option Securities shall be made through the facilities of The Depository Trust Company unless the Representatives shall otherwise instruct.

If the option provided for in Section 2(b) hereof is exercised after the third Business Day immediately preceding the Closing Date, the Selling Stockholder will deliver the Option Securities (with expenses covered in accordance with Section 5(i)(i)) to the Representatives through the facilities of The Depository Trust Company unless the Representatives shall otherwise instruct, on the date specified by the Representatives (which shall be within three Business Days after exercise of said option) for the respective accounts of the several Underwriters, against payment by the several Underwriters through the Representatives of the purchase price thereof to or upon the order of the Selling Stockholder by wire transfer payable in same-day funds to the account specified by the Selling Stockholder. If settlement for the Option Securities occurs after the Closing Date, the Company and the Selling Stockholder will deliver to the Representatives on the settlement date for the Option Securities, and the obligation of the Underwriters to purchase the Option Securities shall be conditioned upon receipt of, supplemental opinions, certificates and letters confirming as of such date the opinions, certificates and letters delivered on the Closing Date pursuant to Section 6 hereof.

4. Offering by Underwriters. It is understood that the several Underwriters propose to offer the Securities for sale to the public as set forth in the Final Prospectus.

5. Agreements.

(i) The Company agrees with the several Underwriters that:

(a) Prior to the termination of the offering of the Securities, the Company will not file any amendment of the Registration Statement or supplement (including the Final Prospectus or any Preliminary Prospectus) to the Base Prospectus or any Rule 462(b) Registration Statement unless the Company has furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object. The Company will cause each Preliminary Prospectus and the Final Prospectus, properly completed, and any supplement thereto to be filed in a form approved by the Representatives with the SEC pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Representatives of such timely filing. The Company will promptly advise the Representatives (i) when each Preliminary Prospectus and the Final Prospectus, and any supplement thereto, shall have been filed (if required) with the SEC pursuant to Rule 424(b) or when any Rule 462(b) Registration Statement shall have been filed with the SEC, (ii) when, prior to termination of the offering of the Securities, any amendment to the Registration Statement shall have been filed or become effective, (iii) of any request by the SEC or its staff for any amendment of the Registration Statement, or any

Rule 462(b) Registration Statement, or for any supplement to each Preliminary Prospectus or the Final Prospectus or for any additional information, (iv) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or of any notice objecting to its use or the institution or threatening of any proceeding for that purpose and (v) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the institution or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order or the occurrence of any such suspension or objection to the use of the Registration Statement and, upon such issuance, occurrence or notice of objection, to obtain as soon as possible the withdrawal of such stop order or relief from such occurrence or objection, including, if necessary, by filing an amendment to the Registration Statement or a new registration statement and using its best efforts to have such amendment or new registration statement declared effective as soon as practicable.

(b) If, at any time prior to the filing of the Final Prospectus pursuant to Rule 424(b), any event occurs as a result of which the Disclosure Package would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein in the light of the circumstances under which they were made or the circumstances then prevailing not misleading, the Company will (i) notify promptly the Representatives so that any use of the Disclosure Package may cease until it is amended or supplemented; (ii) amend or supplement the Disclosure Package to correct such statement or omission; and (iii) supply any amendment or supplement to you in such quantities as you may reasonably request.

(c) If, at any time when a prospectus relating to the Securities is required to be delivered under the Securities Act (including in circumstances where such requirement may be satisfied pursuant to Rule 172), any event occurs as a result of which the Final Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein in the light of the circumstances under which they were made or the circumstances then prevailing not misleading, or if it shall be necessary to amend the Registration Statement, file a new registration statement or supplement the Final Prospectus to comply with the Securities Act or the Exchange Act or the respective rules thereunder, including in connection with use or delivery of the Final Prospectus, the Company promptly will (i) notify the Representatives of any such event, (ii) prepare and file with the SEC, subject to the second sentence of paragraph (a) of this Section 5, an amendment or supplement or new registration statement which will correct such statement or omission or effect such compliance, (iii) use its best efforts to have any amendment to the Registration Statement or new registration statement declared effective as soon as practicable in order to avoid any disruption in use of the Final Prospectus and (iv) supply any supplemented Final Prospectus to you in such quantities as you may reasonably request.

(d) As soon as practicable, the Company will make generally available to its security holders and to the Representatives an earnings statement or statements of the Company and the Subsidiary which will satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 under the Securities Act.

(e) The Company will furnish to the Representatives and counsel for the Underwriters, without charge, signed copies of the Registration Statement (including exhibits thereto) and to each other Underwriter a copy of the Registration Statement (without exhibits thereto) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Securities Act (including in circumstances where such requirement may be satisfied pursuant to Rule 172), as many copies of each Preliminary Prospectus, the Final Prospectus and each Issuer Free Writing Prospectus and any supplement thereto as the Representatives may reasonably request. The Company will pay the expenses of printing or other production of all documents relating to the offering.

(f) The Company will arrange, if necessary, for the qualification of the Securities for sale under the laws of such jurisdictions as the Representatives may designate and will maintain such qualifications in effect so long as required for the distribution of the Securities; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to service of process in suits, other than those arising out of the offering or sale of the Securities, in any jurisdiction where it is not now so subject.

(g) The Company will not, without the prior written consent of the Representatives, offer, sell, contract to sell, pledge, hedge or otherwise dispose of, (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Company or any affiliate of the Company or any person in privity with the Company or any affiliate of the Company) directly or indirectly, including the filing (or participation in the filing) of a registration statement other than (i) any filings in respect of the transaction contemplated hereby, (ii) any registration statements on Form S-8 or (iii) any amendment filed in respect of a registration statement, the initial filing of which was made prior to the date hereof, with the SEC in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act, any other shares of Common Stock or any securities convertible into, or exercisable for, shares Common Stock; or publicly announce an intention to effect any such transaction, until the Business Day set forth on Schedule I hereto, provided, however, that the Company may issue and sell Common Stock pursuant to any employee stock option plan, stock ownership plan or dividend reinvestment plan of the Company in effect at the Execution Time and the Company may issue Common Stock issuable upon the conversion of securities or the exercise of warrants outstanding at the Execution Time.

(h) The Company will not take, directly or indirectly (without giving effect to activities by the Underwriters), any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

(i) The Company agrees to pay the costs and expenses relating to the following matters: (i) the preparation, printing or reproduction and filing with the SEC of each Preliminary Prospectus, the Final Prospectus and each Issuer Free Writing Prospectus, and each amendment or supplement to any of them; (ii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Registration Statement, each Preliminary Prospectus, the Final Prospectus and each Issuer Free Writing Prospectus, and all amendments or supplements to any of them, as may, in each case, be reasonably requested for use in connection with the offering and sale of the Securities; (iii) the preparation, printing, authentication, issuance and delivery of certificates for the Securities, including any stamp or transfer taxes in connection with the sale of the Securities; (iv) the printing (or reproduction) and delivery of this Agreement and all other agreements or documents printed (or reproduced) and delivered in connection with the offering of the Securities; (v) any registration or qualification of the Securities for offer and sale under the securities or blue sky laws of the several states, and the preparation of any blue sky memorandum (including filing fees and the reasonable fees and expenses of counsel for the Underwriters relating to such registration and qualification, provided that the amount of the counsel’s fees payable pursuant to this clause (v) shall not exceed $10,000 in the aggregate); (vi) any filings required to be made with FINRA (including filing fees and the reasonable fees and expenses of counsel for the Underwriters relating to such filings, provided that the amount of the counsel’s fees payable pursuant to this clause (vi) shall not exceed $25,000 in the aggregate); (vii) the transportation and other expenses incurred by or on behalf of Company representatives in connection with presentations to prospective purchasers of the Securities, if any; provided that the Company shall only be responsible for half of the cost of any transportation, if required (with the Underwriters being responsible for the other half of such expenses); (viii) the fees and expenses of the Company’s accountants, reserve engineers and other auditors providing letters to the Underwriters pursuant to Section 6 hereof and the fees and expenses of counsel (including local and special counsel) for the Company; and (ix) all other costs and expenses incident to the performance by the Company of its obligations hereunder; it being understood that the Selling Stockholder agrees to pay the fees and expenses of counsel for the Selling Stockholder and all other costs and expenses incident to the performance by the Selling Stockholder of its obligations hereunder.

(j) The Company agrees that, unless it has or shall have obtained the prior written consent of the Representatives, and each Underwriter, severally and not jointly, agrees with the Company that, unless it has or shall have obtained, as the case may be, the prior written consent of the Company, it has not made and will not make any offer relating to the Securities that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a Free Writing Prospectus required to be filed by the Company with the SEC or retained by the Company under Rule 433 under the Securities Act (“Rule 433”); provided that the prior written consent of the parties hereto shall be deemed to have been given in respect of the Free Writing Prospectuses included in Schedule III hereto and any electronic road show. Any such free writing prospectus consented to by the Representatives or the Company is hereinafter referred to as a “Permitted Free Writing Prospectus.” The Company agrees that (x) it has treated and will treat, as the case may be, each Permitted Free Writing Prospectus as an Issuer Free Writing Prospectus and (y) it has complied and will comply, as the case may be, with the requirements of Rule 164 under the Securities Act (“Rule 164”) and Rule 433 applicable to any Permitted Free Writing Prospectus, including in respect of timely filing with the SEC, legending and record keeping.

(k) If at any time following the distribution of any Written Testing-the-Waters Communication, any event occurs as a result of which such Written Testing-the-Waters Communication would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein in the light of the circumstances under which they were made or the circumstances then prevailing not misleading, the Company will (i) notify promptly the Representatives so that use of the Written Testing-the-Waters Communication may cease until it is amended or supplemented; (ii) amend or supplement the Written Testing-the-Waters Communication to correct such statement or omission; and (iii) supply any amendment or supplement to the Representatives in such quantities as may be reasonably requested.

(ii) The Selling Stockholder agrees with the several Underwriters that:

(a) Prior to the Execution Time, the Selling Stockholder shall have furnished to the Representatives a letter substantially in the form of Exhibit A-1 hereto addressed to the Representatives.

(b) The Selling Stockholder will not take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

(c) The Selling Stockholder will advise you promptly, and if requested by you, will confirm such advice in writing, so long as delivery of a prospectus relating to the Securities by an underwriter or dealer may be required under the Securities Act, of any change in information in the Registration Statement, the Disclosure Package or the Final Prospectus or any amendment or supplement thereto relating to such Selling Stockholder.

(d) The Selling Stockholder will deliver to each Underwriter (or its agent), on the date of the execution of this Agreement, a properly completed and executed Certification Regarding Beneficial Owners of Legal Entity Customers, together with copies of identifying documentation, and the Selling Stockholder undertakes to provide such additional support documentation as each Underwriter may reasonably request in connection with the verification of the foregoing Certification.

(e) The Selling Stockholder will not, directly or indirectly, use the proceeds of this offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person in any manner that will result in a violation of Sanctions by, or could result in the imposition of Sanctions against, any person (including any person participating in the offering, whether as underwriter, advisor, investor or otherwise).

(f) The Selling Stockholder represents that it has not prepared or had prepared on its behalf or used or referred to, and agrees that it will not prepare or have prepared on its behalf or use or refer to, any Free Writing Prospectus, and has not distributed and will not distribute any written materials in connection with the offer or sale of the Securities.

(g) The Selling Stockholder will comply with the agreement contained in Section 5(i)(j).

(h) The Selling Stockholder will deliver to each Underwriter (or its agent), on, or before the Closing Date, a properly completed and duly executed IRS Form W-9.

6. Conditions to the Obligations of the Underwriters. The obligations of the Underwriters to purchase the Underwritten Securities and the Option Securities, as the case may be, shall be subject to the accuracy of the representations and warranties on the part of the Company and the Selling Stockholder contained herein as of the Execution Time, the Applicable Time, the Closing Date and any settlement date pursuant to Section 3 hereof, to the accuracy of the statements of the Company and the Selling Stockholder made in any certificates pursuant to the provisions hereof, to the performance by the Company and the Selling Stockholder of their respective obligations hereunder and to the following additional conditions:

(a) Each Preliminary Prospectus and the Final Prospectus, and any supplement thereto, have been filed in the manner and within the time period required by Rule 424(b); any material required to be filed by the Company pursuant to Rule 433(d) shall have been filed with the SEC within the applicable time periods prescribed for such filings by Rule 433; and no stop order suspending the effectiveness of the Registration Statement or any notice objecting to its use shall have been issued and no proceedings for that purpose shall have been instituted or, to the Company’s knowledge, threatened.

(b) The Company shall have requested and caused Gibson, Dunn & Crutcher LLP, counsel for the Company, to have furnished to the Representatives their opinion and negative assurance letter, each dated the Closing Date and addressed to the Representatives, in each case in form and substance reasonably satisfactory to counsel for the Underwriters.

(c) The Selling Stockholder shall have requested and caused Proskauer Rose LLP, counsel for the Selling Stockholder, to have furnished to the Representatives their opinion, dated the Closing Date and addressed to the Representatives, in form and substance reasonably satisfactory to counsel for the Underwriters.

(d) The Representatives shall have received from Shearman & Sterling LLP, counsel for the Underwriters, their opinion and negative assurance letter, each dated the Closing Date and addressed to the Representatives, in each case in form and substance satisfactory to the Underwriters, and the Company and the Selling Stockholder shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

(e) The Company shall have furnished to the Representatives a certificate of the Company, signed by the Chairman of the Board or the Chief Executive Officer and the principal financial or accounting officer of the Company, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Disclosure Package, the Final Prospectus and any amendments or supplements thereto, as well as each electronic road show used in connection with the offering of the Securities, and this Agreement and that:

(i) the representations and warranties of the Company in this Agreement are true and correct on and as of the Closing Date with the same effect as if made on the Closing Date and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

(ii) no stop order suspending the effectiveness of the Registration Statement or any notice objecting to its use has been issued and no proceedings for that purpose have been instituted or, to the Company’s knowledge, threatened; and

(iii) since the date of the most recent financial statements included or incorporated by reference in the Disclosure Package and the Final Prospectus (exclusive of any amendment or supplement thereto), there has been no material adverse change in the condition (financial or otherwise), prospects, earnings, business or properties of the Company and the Subsidiary, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Disclosure Package and the Final Prospectus (exclusive of any amendment or supplement thereto).

(f) The Selling Stockholder shall have furnished to the Representatives a certificate, signed by an officer of the Selling Stockholder, dated the Closing Date, to the effect that the signer of such certificate has carefully examined the Registration Statement, the Disclosure Package, the Final Prospectus and any amendments or supplements thereto, as well as each electronic road show used in connection with the offering of the Securities, and this Agreement and that the representations and warranties of the Selling Stockholder in this Agreement are true and correct on and as of the Closing Date to the same effect as if made on the Closing Date and the Selling Stockholder has complied with all agreements and all conditions on its part to be performed under this Agreement at or prior to the Closing Date.

(g) The Company shall have requested and caused:

(i) BDO USA, LLP to have furnished to the Representatives, at the Execution Time and at the Closing Date, letters (which may refer to letters previously delivered to one or more of the Representatives), dated respectively as of the Execution Time and as of the Closing Date, in form and substance satisfactory to the Representatives, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information of the Company contained or incorporated by reference in the Registration Statement, the Disclosure Package and the Final Prospectus;

(ii) Deloitte & Touche LLP to have furnished to the Representatives, at the Execution Time and at the Closing Date, letters (which may refer to letters previously delivered to one or more of the Representatives), dated respectively as of the Execution Time and as of the Closing Date, in form and substance satisfactory to the Representatives, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information of Sundance contained or incorporated by reference in the Registration Statement, the Disclosure Package and the Final Prospectus;

(iii) Moss Adams LLP to have furnished to the Representatives, at the Execution Time and at the Closing Date, letters (which may refer to letters previously delivered to one or more of the Representatives), dated respectively as of the Execution Time and as of the Closing Date, in form and substance satisfactory to the Representatives, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information of Sundance contained or incorporated by reference in the Registration Statement, the Disclosure Package and the Final Prospectus; and

(iv) PricewaterhouseCoopers LLP to have furnished to the Representatives, at the Execution Time and at the Closing Date, letters (which may refer to letters previously delivered to one or more of the Representatives), dated respectively as of the Execution Time and as of the Closing Date, in form and substance satisfactory to the Representatives, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the statements of revenues and direct operating expenses of the South Texas Rich Properties contained or incorporated by reference in the Registration Statement, the Disclosure Package and the Final Prospectus.

(h) The Company shall have requested and caused H.J. Gruy and Associates, Inc. to have furnished to the Representatives, at the Execution Time and at the Closing Date, letters, in form and substance satisfactory to the Representatives, containing statements and information of the type customarily included in reserve engineers’ “comfort letters” to underwriters with respect to the reserve report contained or incorporated by reference in the Registration Statement, the Disclosure Package and the Final Prospectus.

(i) At the Execution Time and at the Closing Date, the Representatives shall have received from the Chief Financial Officer of the Company a certificate, dated as of the date of this Agreement and the Closing Date, respectively, which shall contain statements and information of the type ordinarily included in a “CFO certificate” providing “management comfort” with request to certain financial information contained or incorporated by reference in the Registration Statement, the Disclosure Package and the Final Prospectus in each case in form and substance reasonably satisfactory to counsel for the Underwriters.

(j) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Final Prospectus (exclusive of any supplement thereto), there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraph (g) of this Section 6 or (ii) any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), earnings, business or properties of the Company and the Subsidiary taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Disclosure Package and the Final Prospectus (exclusive of any amendment or supplement thereto) the effect of which, in any case referred to in clause (i) or (ii) above, is, in the sole judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Registration Statement (exclusive of any amendment thereof), the Disclosure Package and the Final Prospectus (exclusive of any amendment or supplement thereto).

(k) Prior to the Closing Date, the Company shall have furnished to the Representatives such further information, certificates and documents as the Representatives may reasonably request.

(l) The Securities shall have been listed and admitted and authorized for trading on the New York Stock Exchange.

(m) At the Execution Time, the Company shall have furnished to the Representatives a letter, substantially in the form of Exhibit A-2 hereto, from each person named in Schedule VI hereto addressed to the Representatives.

If any of the conditions specified in this Section 6 shall not have been fulfilled when and as provided in this Agreement, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Representatives. Notice of such cancellation shall be given to the Company and the Selling Stockholder in writing or by telephone, or email confirmed in writing.

The documents required to be delivered by this Section 6 shall be delivered electronically to Shearman & Sterling LLP, counsel for the Underwriters.

7. Reimbursement of Underwriters’ Expenses. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 6 hereof is not satisfied, because of any termination pursuant to Section 10 hereof or because of any refusal, inability or failure on the part of the Company or the Selling Stockholder to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters severally through the Representatives on demand for all documented out-of-pocket expenses (including reasonable fees and disbursements of counsel for the Underwriters) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities. If the Company is required to make any payments to the Underwriters under this Section 7 because of the Selling Stockholder’s refusal, inability or failure to satisfy any condition to the obligations of the Underwriters set forth in Section 6, the Selling Stockholder shall reimburse the Company on demand for all amounts so paid.

8. Indemnification and Contribution.

(a) The Company agrees to indemnify and hold harmless each Underwriter, the directors, officers, employees, affiliates and agents of each Underwriter and each person who controls any Underwriter within the meaning of either the Securities Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Securities as originally filed or in any amendment thereof, or in the Base Prospectus, any Preliminary Prospectus or any other preliminary prospectus supplement relating to the Securities, the Final Prospectus, any Issuer Free Writing Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any reasonable and documented legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representatives specifically for inclusion therein. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

(b) The Selling Stockholder severally agrees to indemnify and hold harmless each Underwriter, the directors, officers, employees, affiliates and agents of each Underwriter and each person who controls any Underwriter within the meaning of either the Securities Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Underwriter, but only with reference to written information furnished to the Company by or on behalf of the Selling Stockholder specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which the Selling Stockholder may otherwise have.

(c) Each Underwriter severally and not jointly agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement, and each person who controls the Company or the Selling Stockholder within the meaning of either the Securities Act or the Exchange Act and the Selling Stockholder, to the same extent as the foregoing indemnity from the Company to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Company by or on behalf of such Underwriter through the Representatives specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. The Company and the Selling Stockholder acknowledge that the statements set forth (i) in the last paragraph of the cover page regarding delivery of the Securities and, under the heading “Underwriting” or “Plan of Distribution,” (ii) the list of Underwriters and their respective participation in the sale of the Securities, (iii) the sentences related to concessions and reallowances and (iv) the paragraph related to stabilization, syndicate covering transactions and penalty bids in any Preliminary Prospectus and the Final Prospectus constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in any Preliminary Prospectus, the Final Prospectus or any Issuer Free Writing Prospectus.

(d) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a), (b) or (c) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a), (b) or (c) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party’s choice at the indemnifying party’s expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be satisfactory to the indemnified party. Notwithstanding the indemnifying party’s election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

(e) In the event that the indemnity provided in paragraph (a), (b) or (c) of this Section 8 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company, the Selling Stockholder and the Underwriters severally agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending the same) (collectively, “Losses”) to which the Company, the Selling Stockholder and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company, by the Selling Stockholder and by the Underwriters from the offering of the Securities. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company, the Selling Stockholder and the Underwriters severally shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company, of the Selling Stockholder and of the Underwriters in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company and by the Selling Stockholder shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) received by each of them, and benefits received by the Underwriters shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Final Prospectus. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Company or the Selling Stockholder on the one hand or the Underwriters on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company, the Selling Stockholder and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (e), in no event shall any Underwriter be required to contribute any amount in excess of the amount by which the total underwriting discounts and commissions received by such Underwriter with respect to the offering of the Securities exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. Notwithstanding the provisions of this paragraph (e), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls an Underwriter within the meaning of either the Securities Act or the Exchange Act and each director, officer, employee, affiliate and agent of an Underwriter shall have the same rights to contribution as such Underwriter, and each person who controls the Company within the meaning of either the Securities Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (e).

(f) The liability of the Selling Stockholder under the Selling Stockholder’s representations and warranties contained in Section 1 hereof and under the indemnity and contribution agreements contained in this Section 8 shall be limited to an amount equal to the aggregate gross proceeds after underwriting commissions and discounts, but before expenses, to such Selling Stockholder from the sale of Securities sold by such Selling Stockholder hereunder. The Company and the Selling Stockholder may agree, as among themselves and without limiting the rights of the Underwriters under this Agreement, as to the respective amounts of such liability for which they each shall be responsible.

9. Default by an Underwriter. If any one or more Underwriters shall fail to purchase and pay for any of the Securities agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the amount of Securities set forth opposite their names in Schedule III hereto bears to the aggregate amount of Securities set forth opposite the names of all the remaining Underwriters) the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate amount of Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate amount of Securities set forth in Schedule III hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities, and if such non-defaulting Underwriters do not purchase all the Securities, this Agreement will terminate without liability to any non-defaulting Underwriter, the Selling Stockholder or the Company. In the event of a default by any Underwriter as set forth in this Section 9, the Closing Date shall be postponed for such period, not exceeding five Business Days, as the Representatives shall determine in order that the required changes in the Registration Statement and the Final Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company, the Selling Stockholder and any non-defaulting Underwriter for damages occasioned by its default hereunder.

10. Termination. This Agreement shall be subject to termination in the absolute discretion of the Representatives, by notice given to the Company and the Selling Stockholder prior to delivery of and payment for the Securities, if at any time prior to such delivery and payment (i) trading in the Company’s Common Stock shall have been suspended by the SEC or the New York Stock Exchange or trading in securities generally on the New York Stock Exchange shall have been suspended or limited or minimum prices shall have been established on such exchange, (ii) a banking moratorium shall have been declared either by Federal or New York State authorities, (iii) there shall have occurred a material disruption in commercial banking or securities settlement or clearance services or (iv) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war, or other calamity or crisis the effect of which on financial markets is such as to make it, in the sole judgment of the Representatives, impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by any Preliminary Prospectus or the Final Prospectus (exclusive of any amendment or supplement thereto).

11. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers, the Selling Stockholder and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter, the Selling Stockholder or the Company or any of the officers, directors, employees, agents, affiliates or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 7 and 8 hereof shall survive the termination or cancellation of this Agreement.

12. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Representatives, will be mailed, delivered or telefaxed to Citigroup Global Markets Inc. at 388 Greenwich Street, New York, New York 10013, Attention: General Counsel, facsimile number: +1 (646) 291-1469; or, if sent to Mizuho Securities USA LLC, will be mailed, delivered or emailed to 1271 Avenue of the Americas, New York, New York 10020, Attention: Equity Capital Markets, email address US-ECM@mizuhogroup.com; or, if sent to the Company, will be mailed, delivered or emailed (with receipt confirmed) to 920 Memorial City Way, Suite 850, Houston, Texas 77024, Attention: Christopher M. Abundis, email address (sent with a copy receipt): Chris.Abundis@sbow.com, with a copy to Legal.Notices@sbow.com; or if sent to the Selling Stockholder, will be mailed, delivered or emailed (with receipt confirmed) to Strategic Value Partners, LLC, 100 West Putnam Avenue, Greenwich, Connecticut 06830, Attention: Gabe Brecher or John Fullam, email address (sent with a copy receipt): GBrecher@svpglobal.com; jfullam@svpglobal.com.

13. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers, directors, employees, agents and controlling persons referred to in Section 8 hereof, and no other person will have any right or obligation hereunder.

14. Jurisdiction. The Company and the Underwriters agree that any suit, action or proceeding against the Company brought by any Underwriter party hereto, the directors, officers, employees, affiliates and agents of any Underwriter party hereto, or by any person who controls any Underwriter party hereto, arising out of or based upon this Agreement or the transactions contemplated hereby may be instituted in any State or U.S. federal court in The City of New York and County of New York, and waive any objection which it may now or hereafter have to the laying of venue of any such proceeding, and irrevocably submits to the non-exclusive jurisdiction of such courts in any suit, action or proceeding.

15. Recognition of the U.S. Special Resolution Regimes.

(a) In the event that any Underwriter that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such Underwriter of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.

(b) In the event that any Underwriter that is a Covered Entity or a BHC Act Affiliate of such Underwriter becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against such Underwriter are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.

As used in this Section 15, “BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k); “Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b), (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b) or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b); “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable; and “U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

16. No Fiduciary Duty. The Company and the Selling Stockholder hereby acknowledge that (a) the purchase and sale of the Securities pursuant to this Agreement, including without limitation the determination of the public offering price of the Securities and any interaction that the Underwriters have with the Company, the Selling Stockholder and/or their respective representatives or agents in relation thereto, is part of an arm’s-length commercial transaction between the Company and the Selling Stockholder, on the one hand, and the Underwriters and any affiliate through which it may be acting, on the other, (b) the Underwriters are acting as principal and not as an agent or fiduciary of the Company or the Selling Stockholder and (c) the engagement of the Underwriters by the Company and the Selling Stockholder in connection with the offering and the process leading up to the offering is as independent contractors and not in any other capacity. Furthermore, the Company and the Selling Stockholder agree that they are solely responsible for making their own judgments in connection with the offering and other matters addressed herein or contemplated thereby (irrespective of whether any of the Underwriters has advised or is currently advising the Company or the Selling Stockholder on related or other matters). The Company and the Selling Stockholder also acknowledge and agree that the Underwriters have not rendered to them any investment advisory or any other advisory services of any nature or respect and will not claim that the Underwriters owe an agency, fiduciary or similar duty to them, in connection with the offering and such other matters or the process leading thereto. The Selling Stockholder further acknowledges and agrees that, although the Underwriters may provide the Selling Stockholder with certain Regulation Best Interest pursuant to Rule 151-1 of the Exchange Act and Form CRS, pursuant to Rule 17a-14 of the Exchange Act, disclosures or other related documentation in connection with the offering, the Underwriters are not making a recommendation to the Selling Stockholder to participate in the offering or sell any Underwritten Securities at the purchase price set forth in Section 2 above, and nothing set forth in such disclosures or documentation is intended to suggest that any Underwriter is making such a recommendation. The Company further acknowledges and agrees that in any and all discussions with the Underwriters in connection with this Agreement and the matters contemplated hereby, that the Underwriters are providing services solely to the Company and all such employees, officers or directors of the Company engaged in such discussions are acting solely as representatives of the Company not in their individual or personal capacity as potential selling stockholders or as representatives of the Selling Stockholder, and that any view expressed or recommendation that may be deemed to be made by the Underwriters is expressed or made solely to and for the benefit of the Company.

17. Integration. This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Company, the Selling Stockholder and the Underwriters, or any of them, with respect to the subject matter hereof.

18. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

19. Waiver of Jury Trial. The Company, the Selling Stockholder and each of the Underwriters hereby irrevocably waive, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

20. Counterparts; Amendment. This Agreement may be in the form of an Electronic Record (as defined below) and may be executed using Electronic Signatures (as defined below) (including, without limitation, facsimile and .pdf) and shall be considered an original, and shall have the same legal effect, validity and enforceability as a paper record. This Agreement may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Agreement. “Electronic Record” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time. This Agreement may not be amended or modified unless in writing by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit.

21. Headings. The section headings used herein are for convenience only and shall not affect the construction hereof.

If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company, the Selling Stockholder and the several Underwriters.

Very truly yours,

SilverBow Resources, Inc.

By:	/s/ Christopher M. Abundis
Name: Christopher M. Abundis
Title: Executive Vice President and Chief Financial Officer

SVMF 71 LLC

By:	/s/ Lewis Schwartz
Name: Lewis Schwartz
Title: Authorized Signatory

[Signature Page to Underwriting Agreement]

The foregoing Agreement is hereby

confirmed and accepted as of the date

specified in Schedule I hereto.

Citigroup Global Markets Inc.
Mizuho Securities USA LLC

By: Citigroup Global Markets Inc.

By:	/s/ James Jackson
Name: James Jackson
Title: Managing Director

By: Mizuho Securities USA LLC

By:	/s/ James J. Watts
Name: James J. Watts
Title: Managing Director

For themselves and the other several

Underwriters named in Schedule III to

the foregoing Agreement.

[Signature Page to Underwriting Agreement]

SCHEDULE I

Underwriting Agreement dated December 11, 2023

Registration Statement No. 333-271821

Representatives: Citigroup Global Markets Inc. and Mizuho Securities USA LLC

Title, Purchase Price and Description of Securities:

Title: Common Stock

Number of Underwritten Securities to be sold by the Selling Stockholder: 2,200,000

Number of Option Securities to be sold by the Selling Stockholder: 330,000

Price per Share to the Underwriters: $26.90

Closing Date, Time and Location: December 14, 2023 at 10:00 a.m.; shall be conducted electronically.

Type of Offering: Non-Delayed

Date referred to in Section 5(i)(g) after which the Company may offer or sell securities issued by the Company without the consent of the Representatives: January 10, 2024

Modification of items to be covered by the letter from BDO USA, LLP, Deloitte & Touche LLP, PricewaterhouseCoopers LLP and Moss Adams LLP delivered pursuant to Section 6(g) at the Execution Time: None.

I-1

SCHEDULE II

Selling Stockholder	Number of Underwritten Securities to be Sold
SVMF 71 LLC	2,200,000

Total	2,200,000

II-1

SCHEDULE III

Underwriters	Number of Underwritten Securities to be Purchased
Citigroup Global Markets Inc.	1,320,000
Mizuho Securities USA LLC	880,000

Total	2,200,000

III-1

SCHEDULE IV

Schedule of Free Writing Prospectuses included in the Disclosure Package

None.

IV-1

SCHEDULE V

Schedule of Written Testing-the-Waters Communication

Investor Meeting Presentations dated December 11, 2023.

V-1

SCHEDULE VI

Lock-Up Parties

Marcus C. Rowland

Ellen R. DeSanctis

Michael Duginski

Gabriel L. Ellisor

Jennifer M. Grigsby

Christoph O. Majeske

Kathleen McAllister

Charles W. Wampler

Sean C. Woolverton

Christopher M. Abundis

Steven W. Adam

W. Eric Schultz

VI-1

EXHIBIT A-1

Form of Lock-Up Agreement

SilverBow Resources, Inc.

Public Offering of Common Stock

[insert date], 2023

Citigroup Global Markets Inc.

Mizuho Securities USA LLC

As Representatives of the several Underwriters,

c/o Citigroup Global Markets Inc.

388 Greenwich Street

New York, New York 10013

c/o Mizuho Securities USA LLC

1271 Avenue of the Americas

New York, NY 10020

Ladies and Gentlemen:

This letter agreement is being delivered to you in connection with the proposed underwriting agreement (the “Underwriting Agreement”), among SilverBow Resources, Inc., a Delaware corporation (the “Company”), the Selling Stockholder named therein and Citigroup Global Markets Inc. and Mizuho Securities USA LLC as representatives (the “Representatives”) of a group of Underwriters named therein (the “Underwriters”), relating to an underwritten public offering of Common Stock, $0.01 par value (the “Common Stock”), of the Company (the “Offering”). All capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Underwriting Agreement.

In order to induce you and the other Underwriters to enter into the Underwriting Agreement, the undersigned will not, without the prior written consent of the Representatives, offer, sell, contract to sell, pledge, hedge or otherwise dispose of, (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the undersigned or any affiliate of the undersigned or any person in privity with the undersigned or any affiliate of the undersigned), directly or indirectly, including the filing (or participation in the filing) of a registration statement (other than the amendment to or supplementing of the Company’s existing shelf registration statement on Form S-3 (File No. 333-271821) registering the resale of the Selling Stockholder’s shares of Common Stock), with the Securities and Exchange Commission (the “SEC”) in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations of the SEC promulgated thereunder with respect to, any shares of capital stock of the Company or any securities convertible into, or exercisable or exchangeable for such capital stock

(collectively, the “Lock-Up Securities”) or publicly announce an intention to effect any such transaction, for a period from the date hereof until 30 days after the date of the Underwriting Agreement (the “Restricted Period”), other than (i) sales of shares of Common Stock pursuant to the terms of the Underwriting Agreement, (ii) Lock-Up Securities disposed of as bona fide gifts approved by the Representatives or (iii) as otherwise permitted below.

In addition, the undersigned agrees that, without the written consent of the Representatives, it will not, during the Restricted Period, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any other security convertible into or exercisable or exchangeable for Common Stock, other than in connection with the Offering.

Notwithstanding the foregoing, and subject to the conditions below, the undersigned may, without the prior written consent of the Representatives:

(a)

transfer the undersigned’s Lock-Up Securities, provided that (1) the Representatives receive a signed lock-up agreement in the form of this letter agreement for the balance of the Restricted Period from each donee, trustee or transferee, as the case may be, (2) any such transfer shall not involve a disposition for value and, (3) unless expressly stated otherwise below in clauses (i), (iv), (vi) and (vii), no filing by any party (donor, donee, transferor or transferee) under Section 16 or Section 13 of the Exchange Act or other public announcement shall be required or shall be voluntarily made in connection with such transfer or disposition during the Restricted Period (other than a filing on a Form 5 made after the expiration of the Restricted Period):

(i)

as a bona fide gift or charitable contribution, provided that, any filing under Section 16 or Section 13 of the Exchange Act made during the Restricted Period shall clearly indicate in the footnotes thereto that the filing relates to the circumstances described in this clause (i);

(ii)	to the immediate family of the undersigned (for purposes of this letter, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin);

(iii)

to any partnership, limited liability company or other entity that is an affiliate (as defined in Rule 405 promulgated under the Securities Act of 1933, as amended) of the undersigned or the immediate family of the undersigned or, to a trust in which the undersigned and/or the immediate family of the undersigned are the legal and beneficial owner of all of the outstanding equity securities or similar interests;

(iv)

by will, other testamentary document or intestate succession upon the death of the undersigned to the legal representative, heir, beneficiary, trustee or the immediate family of the undersigned, provided that, any filing under Section 16 or Section 13 of the Exchange Act made during the Restricted Period shall clearly indicate in the footnotes thereto that the filing relates to the circumstances described in this clause (iv);

(v)

as a distribution or other transfer by a partnership to its partners or by a limited liability company to its members or by a corporation to its stockholders or other equity holders of the undersigned or to any wholly-owned subsidiary of the undersigned;

(vi)

pursuant to a court or regulatory agency order, a qualified domestic order or in connection with a divorce settlement, provided that, any filing under Section 16 or Section 13 of the Exchange Act made during the Restricted Period shall clearly indicate in the footnotes thereto that the filing relates to the circumstances described in this clause (vi); and

(vii)

to a nominee or custodian of a person or entity to whom a disposition or transfer would be permissible under clauses (i)-(vi) above; provided, that any filing under Section 16 or Section 13 of the Exchange Act made during the Restricted Period with respect to a disposition or transfer otherwise permissible under clauses (i), (iv) and (vi) above shall be subject to the proviso in clauses (i), (iv) and (vi), respectively;

(b)

transfer the undersigned’s Lock-Up Securities pursuant to a bona-fide third-party tender offer, merger, consolidation or other similar transaction made to all holders of the Common Stock involving a change of control of the Company that has been approved by the board of directors of the Company, provided that in the event that the change of control is not consummated, such Lock-Up Securities shall remain subject to the terms of this letter for the remainder of the Restricted Period (for purposes of this letter, “change of control” shall mean the consummation of any bona fide third party tender offer, merger, consolidation or other similar transaction the result of which is that any “person” (as defined in Section 13(d)(3) of the Exchange Act), or group of persons, other than the Company, becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 of the Exchange Act) of more than 50% of total voting power of the Company);

(c)

transfer the undersigned’s Lock-Up Securities to the Company or its subsidiaries (i) in connection with the repurchase of the undersigned’s Lock-Up Securities upon death, disability or termination of employment of the undersigned pursuant to an employment agreement, a shareholders’ agreement (or equivalent) or equity award in existence on the date hereof or (ii) in the exercise of outstanding options, restricted stock units or other equity interests, including transfers deemed to occur upon a “net” or “cashless” exercise, for the sole purpose of paying the exercise price of such options, restricted stock units or other equity interests or for paying taxes (including estimated taxes) due as a result of the exercise or vesting of such options, restricted stock units or other equity interests, in each case pursuant to the Company’s equity incentive plans or other arrangement disclosed in the Company’s Registration Statement, the Preliminary Prospectus, the Final Prospectus or the Disclosure Package; provided that, any filing under Section 16 of the Exchange Act made during the Restricted Period shall clearly indicate in the footnotes thereto that the filing relates to the circumstances described in this clause (c); provided further, that the undersigned does not otherwise voluntarily effect any public filing or report regarding such transfers described in this clause (c); and, provided further, that any Common Stock received upon such exercise or other event described in subclause (ii) shall be subject to the terms of this letter agreement for the remainder of the Restricted Period; and

(d)

sales of shares of Common Stock acquired in open market transactions after the closing date for the Offering if and only if (i) such sales are not required to be reported in any public report or filing with the SEC or otherwise, and (ii) the undersigned does not otherwise voluntarily effect any public filing or report regarding such sales.

Furthermore, no provision in this letter agreement shall be deemed to restrict or prohibit:

(a)

the undersigned from establishing a 10b5-1 trading plan that complies with Rule 10b5-1 under the Exchange Act if and only if (i) such new plan does not provide for the transfer of shares of Common Stock during the Restricted Period and (ii) to the extent a public announcement or filing under the Exchange Act, if any, is required of or voluntarily made by or on behalf of the undersigned or the Company regarding the establishment of such plan, such announcement or filing shall include a statement to the effect that no transfer of shares of Common Stock may be made under such plan during the Restricted Period;

(b)

the exercise by the undersigned or the vesting of any options, restricted stock units or other equity interests to purchase or the purchase by the undersigned of any shares of Common Stock pursuant to any stock incentive plan or warrant agreement; provided, that (1) the underlying shares of Common Stock received upon such exercise or vesting shall be subject to the terms of this letter for the remainder of the Restricted Period, (2) no filing or public announcement by any party shall be voluntarily made in connection with such exercise or vesting, and (3) if required, any public report or filing under Section 16 of the Exchange Act shall clearly indicate in the footnotes thereto that the filing relates to the exercise of a stock option or the vesting or exercise of another applicable equity-based award, that no shares of Common Stock were sold by the reporting person and that the shares of Common Stock received upon exercise of the stock option or vesting or exercise of another equity-based award are subject to a lock-up agreement with the Representatives; or

(c)

filings with the SEC by the undersigned to satisfy its disclosure obligations under Section 16(a) and Section 13(d) of the Exchange Act, as determined in the undersigned’s sole discretion, to disclose the execution of, and the transactions contemplated by, the Underwriting Agreement and otherwise permitted by this agreement.

The undersigned acknowledges and agrees that none of the Underwriters has made any recommendation or provided any investment or other advice to the undersigned with respect to this letter agreement or the subject matter hereof, and the undersigned has consulted its own legal, accounting, financial, regulatory, tax and other advisors with respect to this letter agreement and the subject matter hereof to the extent the undersigned has deemed appropriate.

If for any reason the Underwriting Agreement shall be terminated prior to the Closing Date or if the Closing Date shall not have occurred on or before December 31, 2023, the agreement set forth above shall likewise be terminated and the undersigned shall be released from all obligations under this agreement.

This letter agreement may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com or www.echosign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

The undersigned hereby represents and warrants that the undersigned has full power, capacity and authority to enter into this letter agreement. This letter agreement is irrevocable and will be binding on the undersigned and the successors, heirs, personal representatives and assigns of the undersigned.

This letter agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

[Signature page follows]

Very truly yours, [If signatory is an individual]

(Signature)

(Name)

(Address)

Very truly yours, [If signatory is an entity]

(Entity)

(Signature)

(Name)

(Address)

EXHIBIT A-2

Form of Lock-Up Agreement

SilverBow Resources, Inc.

Public Offering of Common Stock

[insert date], 2023

Citigroup Global Markets Inc.

Mizuho Securities USA LLC

As Representatives of the several Underwriters,

c/o Citigroup Global Markets Inc.

388 Greenwich Street

New York, New York 10013

c/o Mizuho Securities USA LLC

1271 Avenue of the Americas

New York, NY 10020

Ladies and Gentlemen:

This letter agreement is being delivered to you in connection with the proposed underwriting agreement (the “Underwriting Agreement”), among SilverBow Resources, Inc., a Delaware corporation (the “Company”), the Selling Stockholder named therein and Citigroup Global Markets Inc. and Mizuho Securities USA LLC as representatives (the “Representatives”) of a group of Underwriters named therein (the “Underwriters”), relating to an underwritten public offering of Common Stock, $0.01 par value (the “Common Stock”), of the Company (the “Offering”). All capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Underwriting Agreement.

In order to induce you and the other Underwriters to enter into the Underwriting Agreement, the undersigned will not, without the prior written consent of the Representatives, offer, sell, contract to sell, pledge, hedge or otherwise dispose of, (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the undersigned or any affiliate of the undersigned or any person in privity with the undersigned or any affiliate of the undersigned), directly or indirectly, including the filing (or participation in the filing) of a registration statement, with the Securities and Exchange Commission (the “SEC”) in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations of the SEC promulgated thereunder with respect to, any shares of capital stock of the Company or any securities convertible into, or exercisable or exchangeable for such capital stock or publicly announce an intention to effect any such transaction, for a period from the date hereof until 30 days after the date of the Underwriting Agreement (the “Restricted Period”), other than shares of Common Stock disposed of as bona fide gifts approved by the Representatives or as otherwise permitted below.

In addition, the undersigned agrees that, without the written consent of the Representatives, it will not, during the Restricted Period, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any other security convertible into or exercisable or exchangeable for Common Stock.

Notwithstanding the foregoing, and subject to the conditions below, the undersigned may, without the prior written consent of the Representatives:

(e)

transfer the undersigned’s shares of Common Stock, provided that (1) the Representatives receive a signed lock-up agreement in the form of this letter agreement for the balance of the Restricted Period from each donee, trustee or transferee, as the case may be, (2) any such transfer shall not involve a disposition for value and, (3) unless expressly stated otherwise below in clauses (i), (iv), (vi) and (vii), no filing by any party (donor, donee, transferor or transferee) under the Exchange Act or other public announcement shall be required or shall be voluntarily made in connection with such transfer or disposition during the Restricted Period (other than a filing on a Form 5 made after the expiration of the Restricted Period):

(i)

as a bona fide gift or charitable contribution, provided that, any filing under Section 16 of the Exchange Act made during the Restricted Period shall clearly indicate in the footnotes thereto that the filing relates to the circumstances described in this clause (i);

(ii)	to the immediate family of the undersigned (for purposes of this letter, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin);

(iii)

to any partnership, limited liability company or other entity that is an affiliate (as defined in Rule 405 promulgated under the Securities Act of 1933, as amended) of the undersigned or the immediate family of the undersigned or, to a trust in which the undersigned and/or the immediate family of the undersigned are the legal and beneficial owner of all of the outstanding equity securities or similar interests;

(iv)

by will, other testamentary document or intestate succession upon the death of the undersigned to the legal representative, heir, beneficiary, trustee or the immediate family of the undersigned, provided that, any filing under Section 16 of the Exchange Act made during the Restricted Period shall clearly indicate in the footnotes thereto that the filing relates to the circumstances described in this clause (iv);

(v)

as a distribution or other transfer by a partnership to its partners or by a limited liability company to its members or by a corporation to its stockholders or other equity holders of the undersigned or to any wholly-owned subsidiary of the undersigned;

(vi)

pursuant to a court or regulatory agency order, a qualified domestic order or in connection with a divorce settlement, provided that, any filing under Section 16 of the Exchange Act made during the Restricted Period shall clearly indicate in the footnotes thereto that the filing relates to the circumstances described in this clause (vi); and

(vii)

to a nominee or custodian of a person or entity to whom a disposition or transfer would be permissible under clauses (i)-(vi) above; provided, that any filing under Section 16 of the Exchange Act made during the Restricted Period with respect to a disposition or transfer otherwise permissible under clauses (i), (iv) and (vi) above shall be subject to the proviso in clauses (i), (iv) and (vi), respectively;

(f)

transfer the undersigned’s shares of Common Stock pursuant to a bona-fide third-party tender offer, merger, consolidation or other similar transaction made to all holders of the Common Stock involving a change of control of the Company that has been approved by the board of directors of the Company, provided that in the event that the change of control is not consummated, such Common Stock shall remain subject to the terms of this letter for the remainder of the Restricted Period (for purposes of this letter, “change of control” shall mean the consummation of any bona fide third party tender offer, merger, consolidation or other similar transaction the result of which is that any “person” (as defined in Section 13(d)(3) of the Exchange Act), or group of persons, other than the Company, becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 of the Exchange Act) of more than 50% of total voting power of the Company; and

(g)

transfer the undersigned’s shares of Common Stock to the Company or its subsidiaries (i) in connection with the repurchase of the undersigned’s Common Stock upon death, disability or termination of employment of the undersigned pursuant to an employment agreement, a shareholders’ agreement (or equivalent) or equity award in existence on the date hereof or (ii) in the exercise of outstanding options, restricted stock units or other equity interests, including transfers deemed to occur upon a “net” or “cashless” exercise, for the sole purpose of paying the exercise price of such options, restricted stock units or other equity interests or for paying taxes (including estimated taxes) due as a result of the exercise or vesting of such options, restricted stock units or other equity interests, in each case pursuant to the Company’s equity incentive plans or other arrangement disclosed in the Company’s Registration Statement, the Preliminary Prospectus, the Final Prospectus or the Disclosure Package; provided that, any filing under Section 16 of the Exchange Act made during the Restricted Period shall clearly indicate in the footnotes thereto that the filing relates to the circumstances described in this clause (d); provided further, that the undersigned does not otherwise voluntarily effect any public filing or report regarding such transfers described in this clause (d); and, provided further, that any Common Stock received upon such exercise or other event described in subclause (ii) shall be subject to the terms of this letter agreement for the remainder of the Restricted Period.

Furthermore, no provision in this letter agreement shall be deemed to restrict or prohibit:

(d)

the undersigned from establishing a 10b5-1 trading plan that complies with Rule 10b5-1 under the Exchange Act if and only if (i) such new plan does not provide for the transfer of shares of Common Stock during the Restricted Period and (ii) to the extent a public announcement or filing under the Exchange Act, if any, is required of or voluntarily made by or on behalf of the undersigned or the Company regarding the establishment of such plan, such announcement or filing shall include a statement to the effect that no transfer of shares of Common Stock may be made under such plan during the Restricted Period; or

(e)

the exercise by the undersigned or the vesting of any options, restricted stock units or other equity interests to purchase or the purchase by the undersigned of any shares of Common Stock pursuant to any stock incentive plan or warrant agreement; provided, that (1) the underlying shares of Common Stock received upon such exercise or vesting shall be subject to the terms of this letter for the remainder of the Restricted Period, (2) no filing or public announcement by any party shall be voluntarily made in connection with such exercise or vesting, and (3) if required, any public report or filing under Section 16 of the Exchange Act shall clearly indicate in the footnotes thereto that the filing relates to the exercise of a stock option or the vesting or exercise of another applicable equity-based award, that no shares of Common Stock were sold by the reporting person and that the shares of Common Stock received upon exercise of the stock option or vesting or exercise of another equity-based award are subject to a lock-up agreement with the Representatives.

The undersigned acknowledges and agrees that none of the Underwriters has made any recommendation or provided any investment or other advice to the undersigned with respect to this letter agreement or the subject matter hereof, and the undersigned has consulted its own legal, accounting, financial, regulatory, tax and other advisors with respect to this letter agreement and the subject matter hereof to the extent the undersigned has deemed appropriate.

If for any reason the Underwriting Agreement shall be terminated prior to the Closing Date, the agreement set forth above shall likewise be terminated.

This letter agreement may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com or www.echosign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

The undersigned hereby represents and warrants that the undersigned has full power, capacity and authority to enter into this letter agreement. This letter agreement is irrevocable and will be binding on the undersigned and the successors, heirs, personal representatives and assigns of the undersigned.

This letter agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

[Signature page follows]

Very truly yours, [If signatory is an individual]

(Signature)

(Name)

(Address)

Very truly yours, [If signatory is an entity]

(Entity)

(Signature)

(Name)

(Address)